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                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of September 5, 2003 (this "AMENDMENT"), to the
Credit Agreement, dated as of October 15, 2002 and amended as of January 10, 2003 by Amendment No. 1 thereto (the "ORIGINAL CREDIT AGREEMENT"), among GOLFSMITH INTERNATIONAL, L.P., GOLFSMITH NU, L.L.C., and GOLFSMITH USA, L.L.C., as Borrowers (the "BORROWERS"), the other Persons designated as Credit Parties thereto (the "CREDIT PARTIES"), the lenders signatory thereto from time to time (the "LENDERS), GENERAL ELECTRIC CAPITAL CORPORATION, for itself as a Lender, as L/C Issuer and as Agent for the Lenders (the "AGENT"). Terms defined in the Original Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Credit Agreement.

                              PRELIMINARY STATEMENT

(1) The Credit Parties have requested that the Lenders agree to amend the Original Credit Agreement as set forth below; and

(2) The Requisite Lenders are willing to agree to so amend the Original Credit Agreement but only on and subject to the terms and conditions provided herein;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Credit Parties and the Requisite Lenders hereby agree as follows:

(1) Subject to the satisfaction of the conditions set forth in Section 2 hereof, effective as of December 31, 2002, the Original Credit Agreement is amended as follows:

         (a) Section 4.3 of the Original Credit Agreement is amended by (i) substituting for the dollar figures "$3,966,000", "$8,646,000" and "$13,326,000" appearing in the chart in such Section, the dollar figures "$15,864,000", "$17,292,000" and "$17,763,000", respectively and (ii) by deleting the proviso appearing below the chart in such Section.

         (b) Section 4.5 of the Original Credit Agreement is amended by deleting the proviso appearing below the chart in such Section.

(2) The foregoing amendment contained in this Amendment shall become effective (the "EFFECTIVE DATE") upon the satisfaction in full of the following conditions:

         (a) this Amendment shall have been executed and delivered by the Requisite Lenders and each of the Credit Parties; and

         (b) there shall be continuing no Event of Default (after giving effect to the amendment contemplated hereby).

(3) Each Credit Party hereby represents and warrants (which representations and warranties shall survive the effectiveness of this Amendment) as follows:

         (a) this Amendment has been duly authorized and executed by each such Person, and the Original Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, except

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                  as such enforceability may be limited by applicable
                  bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and

         (b) each Credit Party repeats and restates the representations and warranties made by it and contained in the Original Credit Agreement as of the date of this Amendment and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

(4) This Amendment is being delivered in the State of New York and shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

(5) Each Credit Party hereby ratifies and confirms the Original Credit Agreement as amended hereby, and agree that, as amended hereby, the Original Credit Agreement remains in full force and effect.

(6) Each Credit Party agrees that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment.

(7) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile shall be as effective as delivery of a manually executed counterpart hereof.

(8) All references in the Loan Documents to the "Credit Agreement" and in the Original Credit Agreement as amended hereby to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

        [Remainder of page left blank intentionally; signatures follow.]

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IN WITNESS WHEREOF, this Amendment No. 2 to the Credit Agreement has been duly executed as of the date first written above.

                         GOLFSMITH INTERNATIONAL, L.P.

                         By Golfsmith GP, L.L.C., as General Partner
                         By Golfsmith Holdings, L.P., as Sole Member
                         By Golfsmith GP Holdings, Inc., as General Partner

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GOLFSMITH NU, L.L.C.

                         By Golfsmith Holdings, L.P., as Sole Member
                         By Golfsmith GP Holdings, Inc., as General Partner

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GOLFSMITH USA, L.L.C.

                         By Golfsmith Holdings, L.P., as Sole Member
                         By Golfsmith GP Holdings, Inc., as General Partner

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GOLFSMITH INTERNATIONAL, INC.

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GOLFSMITH INTERNATIONAL HOLDINGS, INC.

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

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                         GOLFSMITH GP HOLDINGS, INC.

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GOLFSMITH HOLDINGS, L.P.

                         By Golfsmith GP Holdings, Inc., as General Partner

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GOLFSMITH GP, L.L.C.

                         By Golfsmith Holdings, L.P., as Sole Member
                         By Golfsmith GP Holdings, Inc., as General Partner

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GOLFSMITH DELAWARE, L.L.C.

                         By Golfsmith Holdings, L.P., as Sole Member
                         By Golfsmith GP Holdings, Inc., as General Partner

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GOLFSMITH CANADA, L.L.C.

                         By Golfsmith Holdings, L.P., as Sole Member
                         By Golfsmith GP Holdings, Inc., as General Partner

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

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                         GOLFSMITH EUROPE, L.L.C.

                         By Golfsmith Holdings, L.P., as Sole Member
                         By Golfsmith GP Holdings, Inc., as General Partner

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GOLFSMITH LICENSING, L.L.C.

                         By Golfsmith Holdings, L.P., as Sole Member
                         By Golfsmith GP Holdings, Inc., as General Partner

                         By ___________________________________
                            Noel E. Wilens
                            Vice President

                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         AS AGENT, AN L/C ISSUER AND A LENDER

                         By: ___________________________________

                         Name: _________________________________
                               its Duly Authorized Signatory

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